CANAL CAPITAL CORPORATION AND SUBSIDIARIES
                               EXHIBITS, CONTINUED

Exhibit No.

    32        Certification Pursuant to Section 906 of the Sarbanes-Oxley
              Act of 2002

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Canal Capital Corporation and Subsidiaries, a Delaware corporation (the "Company"), does hereby certify that:

      The Annual Report of Form 10-K for the year ended October 31, 2004 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 28, 2005                       /s/ Michael E. Schultz
                                             -----------------------
                                             Chief Executive Officer


Date: January 28, 2005                       /s/ Reginald Schauder
                                             -----------------------
                                             Chief Financial Officer


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